UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)      October 27, 1999
                                                           ----------------

                                 CLUBCORP, INC.
             (Exact name of registrant as specified in its charter)


  DELAWARE        33-89818, 33-96568, 333-08041, AND 333-57107     75-2626719
(State or other              (Commission                        (I.R.S. Employer
 jurisdiction of              File  Numbers)                     Identification
 incorporation)                                                  No.)

        3030 LBJ FREEWAY, SUITE 700, DALLAS, TEXAS                 75234
       (Address  of  principal  executive  offices)              (Zip Code)

       Registrant's telephone number, including area code:  (972) 243-6191

               Former name, former address and former fiscal year,
                       if changed since last report:  NONE

Item 5.  Other Events

As discussed in the press release attached hereto as Exhibit 99.1, On October 27, 1999, affiliates of the Cypress Group agreed to purchase up to $300.0 million of the common stock of ClubCorp, Inc.

Item 7.  Financial  Statements  and  Exhibits

        (a)  Exhibits
             99.1 Press release



                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant:

CLUBCORP, INC.


By:     /s/  James P. McCoy, Jr.
       -------------------------
       James P. McCoy, Jr.
       Executive Vice President and
       Chief Financial Officer
       (chief accounting officer)


Date:  November  1,  1999